Exhibit A

AGREEMENT TO FILE SCHEDULE 13D JOINTLY

(as required by Item 7 of Schedule 13D)

The undersigned persons hereby agree that reports on Schedule 13D, and any amendments thereto, may be filed in a single statement on behalf of all such persons, and further, each such person designates Warren E. Buffett as its agent and attorney-in-fact for the purpose of executing any and all such reports required to be made by it with the Securities and Exchange Commission.

Dated: August 11, 2017	/s/ Warren E. Buffett
Warren E. Buffett

Berkshire Hathaway Inc.

Dated: August 11, 2017	/s/ Warren E. Buffett
By: Warren E. Buffett Title: Chairman of the Board

National Indemnity Company

Dated: August 11, 2017	/s/ Marc D. Hamburg
By: Marc D. Hamburg Title: Chairman of the Board

GEICO Corporation

Dated: August 11, 2017	/s/ Stephen C. Parsons
By: Stephen C. Parsons Title: Vice President

Government Employees Insurance Company

Dated: August 11, 2017	/s/ Stephen C. Parsons
By: Stephen C. Parsons Title: Vice President

GEICO Indemnity Company

Dated: August 11, 2017	/s/ Stephen C. Parsons
By: Stephen C. Parsons Title: Vice President

GEICO Advantage Insurance Company

Dated: August 11, 2017	/s/ Stephen C. Parsons
By: Stephen C. Parsons Title: Vice President

GEICO Choice Insurance Company

Dated: August 11, 2017	/s/ Stephen C. Parsons
By: Stephen C. Parsons Title: Vice President

GEICO Secure Insurance Company

Dated: August 11, 2017	/s/ Stephen C. Parsons
By: Stephen C. Parsons Title: Vice President

GEICO Corporation Pension Plan Trust

Dated: August 11, 2017	/s/ Stephen C. Parsons
By: Stephen C. Parsons Title: Vice President

The Buffalo News Office Pension Plan

Dated: August 11, 2017	/s/ Warren Colville
By: Warren Colville Title: President and Chief Executive Officer, The Buffalo News

The Buffalo News Editorial Pension Plan

Dated: August 11, 2017	/s/ Warren Colville
By: Warren Colville Title: President and Chief Executive Officer, The Buffalo News

The Buffalo News Mechanical Pension Plan

Dated: August 11, 2017	/s/ Warren Colville
By: Warren Colville Title: President and Chief Executive Officer, The Buffalo News

The Buffalo News Drivers/Distributors Pension Plan

Dated: August 11, 2017	/s/ Warren Colville
By: Warren Colville Title: President and Chief Executive Officer, The Buffalo News

Berkshire Hathaway Consolidated Pension Plan Master Retirement Trust

Dated: August 11, 2017	/s/ Marc D. Hamburg
By: Marc D. Hamburg Title: Senior Vice President, Berkshire Hathaway Inc.

BNSF Master Retirement Trust

Dated: August 11, 2017	/s/ Julie Piggott
By: Julie Piggott Vice President, Burlington Northern Santa Fe, LLC

Johns Manville Corporation Master Pension Trust

Dated: August 11, 2017	/s/ Mary Rhinehart
By: Mary Rhinehart Title: President and Chief Executive Officer, Johns Manville Corporation

Acme Brick Company Pension Trust

Dated: August 11, 2017	/s/ Dennis Knautz
By: Dennis Knautz Title: President and Chief Executive Officer, Acme Building Brands

Scott Fetzer Company Collective Investment Trust

Dated: August 11, 2017	/s/ Robert McBride
By: Robert McBride Title: President and Chief Executive Officer, Scott Fetzer Companies

Lubrizol Master Trust Pension

Dated: August 11, 2017	/s/ Brian Valentine
By: Brian Valentine Title: Vice President, The Lubrizol Corporation

General Re Corporation Employee Trust

Dated: August 11, 2017	/s/ Michael O’Dea
By: Michael O’Dea Title: Vice President, General Re Corporation

Dated: August 11, 2017	/s/ R. Ted Weschler
R. Ted Weschler